                                                                Exhibit 99.B(24)

                           [FORM OF POWER OF ATTORNEY]

         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints CAROLYN F. MEAD, ESQ., GERALD J. HOLLAND, DEBORAH ANN POTTER and WILLIAM J. BALTRUS and each of them, either of whom may act without the joinder of the other, as his attorney-in-fact to (i) sign and file on his behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of FAIRPORT FUNDS (the "Funds") and (ii) take any appropriate action to qualify or register shares of the Funds for sale in various states, to perform on behalf of the Funds any and all such acts as such attorneys-in-fact may deem necessary or advisable in order to comply with the applicable laws of any such state, and in connection therewith to execute and file all requisite papers and documents, and the undersigned hereby ratifies and confirms all that said attorneys in fact, or any of them, shall do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 27th day of January, 1998.


         --------------------------
         name:    Scott D. Roulston

         title:   President

                           [FORM OF POWER OF ATTORNEY]

         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints CAROLYN F. MEAD, ESQ., GERALD J. HOLLAND, DEBORAH ANN POTTER and WILLIAM J. BALTRUS and each of them, either of whom may act without the joinder of the other, as his attorney-in-fact to (i) sign and file on his behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of FAIRPORT FUNDS (the "Funds") and (ii) take any appropriate action to qualify or register shares of the Funds for sale in various states, to perform on behalf of the Funds any and all such acts as such attorneys-in-fact may deem necessary or advisable in order to comply with the applicable laws of any such state, and in connection therewith to execute and file all requisite papers and documents, and the undersigned hereby ratifies and confirms all that said attorneys in fact, or any of them, shall do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 27th day of January, 1998.


         --------------------------
         name:    Thomas V. Chema

         title:   Trustee

                           [FORM OF POWER OF ATTORNEY]

         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints CAROLYN F. MEAD, ESQ., GERALD J. HOLLAND, DEBORAH ANN POTTER and WILLIAM J. BALTRUS and each of them, either of whom may act without the joinder of the other, as his attorney-in-fact to (i) sign and file on his behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of FAIRPORT FUNDS (the "Funds") and (ii) take any appropriate action to qualify or register shares of the Funds for sale in various states, to perform on behalf of the Funds any and all such acts as such attorneys-in-fact may deem necessary or advisable in order to comply with the applicable laws of any such state, and in connection therewith to execute and file all requisite papers and documents, and the undersigned hereby ratifies and confirms all that said attorneys in fact, or any of them, shall do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 27th day of January, 1998.


         --------------------------
         name:    David B. Gale

         title:   Trustee

                           [FORM OF POWER OF ATTORNEY]

         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints CAROLYN F. MEAD, ESQ., GERALD J. HOLLAND, DEBORAH ANN POTTER and WILLIAM J. BALTRUS and each of them, either of whom may act without the joinder of the other, as his attorney-in-fact to (i) sign and file on his behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of FAIRPORT FUNDS (the "Funds") and (ii) take any appropriate action to qualify or register shares of the Funds for sale in various states, to perform on behalf of the Funds any and all such acts as such attorneys-in-fact may deem necessary or advisable in order to comply with the applicable laws of any such state, and in connection therewith to execute and file all requisite papers and documents, and the undersigned hereby ratifies and confirms all that said attorneys in fact, or any of them, shall do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 27th day of January, 1998.


         --------------------------
         name:    David H. Gunning

         title:   Trustee

                           [FORM OF POWER OF ATTORNEY]

         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints CAROLYN F. MEAD, ESQ., GERALD J. HOLLAND, DEBORAH ANN POTTER and WILLIAM J. BALTRUS and each of them, either of whom may act without the joinder of the other, as his attorney-in-fact to (i) sign and file on his behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of FAIRPORT FUNDS (the "Funds") and (ii) take any appropriate action to qualify or register shares of the Funds for sale in various states, to perform on behalf of the Funds any and all such acts as such attorneys-in-fact may deem necessary or advisable in order to comply with the applicable laws of any such state, and in connection therewith to execute and file all requisite papers and documents, and the undersigned hereby ratifies and confirms all that said attorneys in fact, or any of them, shall do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 27th day of January, 1998.


         --------------------------
         name:    Ivan J. Winfield

         title:   Trustee

                           [FORM OF POWER OF ATTORNEY]

         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints CAROLYN F. MEAD, ESQ., GERALD J. HOLLAND, DEBORAH ANN POTTER and WILLIAM J. BALTRUS and each of them, either of whom may act without the joinder of the other, as his attorney-in-fact to (i) sign and file on his behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of FAIRPORT FUNDS (the "Funds") and (ii) take any appropriate action to qualify or register shares of the Funds for sale in various states, to perform on behalf of the Funds any and all such acts as such attorneys-in-fact may deem necessary or advisable in order to comply with the applicable laws of any such state, and in connection therewith to execute and file all requisite papers and documents, and the undersigned hereby ratifies and confirms all that said attorneys in fact, or any of them, shall do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 27th day of January, 1998.


         --------------------------
         name:    Kevin M. Crotty

         title:   Treasurer

                           [FORM OF POWER OF ATTORNEY]

         KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints CAROLYN F. MEAD, ESQ., GERALD J. HOLLAND, DEBORAH ANN POTTER and WILLIAM J. BALTRUS and each of them, either of whom may act without the joinder of the other, as his attorney-in-fact to (i) sign and file on his behalf individually and in the capacity stated below such registration statements, amendments, post-effective amendments, exhibits, applications and other documents with the Securities and Exchange Commission or any other regulatory authority as may be desirable or necessary in connection with the public offering of shares of FAIRPORT FUNDS (the "Funds") and (ii) take any appropriate action to qualify or register shares of the Funds for sale in various states, to perform on behalf of the Funds any and all such acts as such attorneys-in-fact may deem necessary or advisable in order to comply with the applicable laws of any such state, and in connection therewith to execute and file all requisite papers and documents, and the undersigned hereby ratifies and confirms all that said attorneys in fact, or any of them, shall do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on the 27th day of January, 1998.


         --------------------------
         name:    Charles A. Kiraly

         title:   Secretary and Assistant Treasurer